Exhibit 99.1

Scholar Rock Appoints Jing L. Marantz, M.D., Ph.D., M.B.A., as Chief Medical Officer

- Dr. Marantz brings over two decades of industry expertise across neurology, hematology/oncology, and rare diseases

CAMBRIDGE, Mass.--(BUSINESS WIRE)--November 9, 2022--Scholar Rock (NASDAQ: SRRK), a Phase 3, clinical-stage biopharmaceutical company focused on the treatment of serious diseases in which protein growth factors play a fundamental role, today announced the appointment of Jing L. Marantz, M.D., Ph.D., M.B.A., as Chief Medical Officer. Dr. Marantz is an accomplished biopharmaceutical executive with over 20 years of industry experience spanning multiple specialties, including neurology, hematology/oncology, and rare diseases.

“We are thrilled to welcome Jing to Scholar Rock as Chief Medical Officer. Her broad and deep expertise in leading development and medical affairs will be instrumental in helping us advance our clinical programs and differentiated platform in targeting the TGFβ superfamily,” said Jay Backstrom, M.D., M.P.H., Chief Executive Officer of Scholar Rock. “She is an esteemed former colleague, an industry veteran, and will be an integral member of our executive leadership team.”

“Scholar Rock’s revolutionary approach of selectively targeting latent growth factors is very exciting, and the safety and efficacy data from the Phase 2 TOPAZ trial gives me confidence about apitegromab’s transformative potential for people living with spinal muscular atrophy (SMA),” said Dr. Marantz. “I look forward to overseeing future clinical development, including the Phase 1 DRAGON proof-of-concept trial of SRK-181 in patients with advanced cancer, and progressing the Phase 3 SAPPHIRE trial of apitegromab for the treatment of SMA towards potential regulatory approval.”

Most recently, Dr. Marantz served as the Executive Vice President and Chief Business Officer at Krystal Biotech. Previously, she was Senior Vice President and Head of Medical Affairs at Acceleron Pharma, where she was also a member of the R&D leadership team, safety committee, and product development committee that oversaw the research, development, and commercialization strategy. Prior to that, Dr. Marantz was Senior Vice President and Head of Medical Affairs at Alnylam Pharmaceuticals, where she successfully launched ONPATTRO® & GIVLAARI® and built the medical team’s global footprint across 19 countries. She also served as Vice President of Global Affairs and the Head of U.S. Medical Affairs and interim Head of Latin America Medical Affairs at Alexion, where she led the complement franchise in hematology, nephrology, and neurology. Earlier, Dr. Marantz held leadership positions at Biogen, ARIAD and Millennium Pharmaceuticals.

Dr. Marantz holds an M.B.A. with a concentration in Finance from the University of California at Berkeley, a Ph.D. in Biochemistry and Molecular Biology from the Medical University of South Carolina, and an M.D. from Tongji Medical College. She currently serves on the board of Arcturus Therapeutics (NASDAQ: ARCT).

About Scholar Rock

Scholar Rock is a clinical-stage biopharmaceutical company focused on the discovery and development of innovative medicines for the treatment of serious diseases in which signaling by protein growth factors plays a fundamental role. Scholar Rock is creating a pipeline of novel product candidates with the potential to transform the lives of patients suffering from a wide range of serious diseases, including neuromuscular disorders, cancer, and fibrosis. Scholar Rock’s approach to targeting the molecular mechanisms of growth factor activation enabled it to develop a proprietary platform for the discovery and development of monoclonal antibodies that locally and selectively target these signaling proteins at the cellular level. By developing product candidates that act in the disease microenvironment, the Company intends to avoid the historical challenges associated with inhibiting growth factors for therapeutic effect. Scholar Rock believes its focus on biologically validated growth factors may facilitate a more efficient development path. For more information, please visit www.ScholarRock.com or follow Scholar Rock on Twitter (@ScholarRock) and LinkedIn (https://www.linkedin.com/company/scholar-rock/).

Availability of Other Information About Scholar Rock

Investors and others should note that we communicate with our investors and the public using our company website www.scholarrock.com, including, but not limited to, company disclosures, investor presentations and FAQs, Securities and Exchange Commission filings, press releases, public conference call transcripts and webcast transcripts, as well as on Twitter and LinkedIn. The information that we post on our website or on Twitter or LinkedIn could be deemed to be material information. As a result, we encourage investors, the media and others interested to review the information that we post there on a regular basis. The contents of our website or social media shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Scholar Rock® is a registered trademark of Scholar Rock, Inc.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding its growth, strategy, progress and timing of its clinical trials for apitegromab, and other product candidates and indication selection and development timing, the ability of any product candidate to perform in humans in a manner consistent with earlier nonclinical, preclinical or clinical trial data, and the potential of its product candidates and proprietary platform. The use of words such as “may,” “might,” “could,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. All such forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These risks and uncertainties include, without limitation, that preclinical and clinical data, including the results from the Phase 2 clinical trial, including extension periods, of apitegromab are not predictive of, may be inconsistent with, or more favorable than, data generated from future clinical trials of the same product candidate, including, without limitation, the Phase 3 clinical trial of apitegromab in SMA, Scholar Rock’s ability to provide the financial support, resources and expertise necessary to identify and develop product candidates on the expected timeline, the data generated from Scholar Rock’s nonclinical and preclinical studies and clinical trials, information provided or decisions made by regulatory authorities, competition from third parties that are developing products for similar uses, Scholar Rock’s ability to obtain, maintain and protect its intellectual property, Scholar Rock’s dependence on third parties for development and manufacture of product candidates including, without limitation, to supply any clinical trials, Scholar Rock’s ability to manage expenses and to obtain additional funding when needed to support its business activities and establish and maintain strategic business alliances and new business initiatives, and the impacts of public health pandemics such as COVID-19 on business operations and expectations, as well as those risks more fully discussed in the section entitled "Risk Factors" in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

Contacts

Scholar Rock:

Investors
Rushmie Nofsinger
Scholar Rock
rnofsinger@scholarrock.com
ir@scholarrock.com
857-259-5573

Media
Ariane Lovell
Finn Partners
ariane.lovell@finnpartners.com
media@scholarrock.com
917-565-2204